UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest Event Reported) September 12, 2006

EXECUTE SPORTS, INC.
(Name of Small Business Issuer in its charter)

NEVADA	33-125868
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1284 Puerta del Sol Suite 150 San Clemente CA 92673
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(Address of principal executive offices) (Zip Code)

Issuer's Telephone Number (858) 518-1387
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Issuer's Fax Number (858) 279-1799
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Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words "anticipates", "believes", "estimates", "expects", "plans", "projects", "targets" and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 12, 2006, Execute Sports, Inc. (the "Company") issued a press release announcing that it has entered into a strategic marketing relationship with UDT Distribution Corporation (“UDT”). A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Subject to certain terms and conditions of the strategic marketing agreement (the “Agreement”), including, but not limited to sales quotas, the Company has granted UDT exclusive marketing and sales rights throughout Europe for a period of five years.

The above description is a summary and is qualified in its entirety by the terms of the Agreement, which is filed as Exhibit 10.1 to this report.

The information in this Form 8-K, including the exhibit attached hereto, is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Exclusive Marketing Agreement, dated August 24, 2006

99.1	Press Release, dated September 12, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Execute Sports, Inc.

By: /s/ Todd M. Pitcher
Todd M. Pitcher
President and Secretary

Date: September 12, 2006

Exhibit Index
Exhibit Number	Exhibit Description

10.1	Exclusive Marketing Agreement, dated August 24, 2006

99.1	Press Release, dated September 12, 2006